UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.16

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 17, 2017

Annual Report

This report provides management’s discussion of fund performance for AB All Market Income Portfolio (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek current income with consideration of capital appreciation. AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-

yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

AB ALL MARKET INCOME PORTFOLIO •	1

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 7 shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI net”),

for the six- and 12-month periods ended November 30, 2016.

Class A and C shares of the Fund underperformed the benchmark for the six-month period, while Advisor Class shares outperformed; all share classes of the Fund outperformed for the 12-month period, before sales charges. On an absolute basis during the 12-month period, income diversifiers—sovereign bonds and preferred real estate investment trusts (“REITs”)-delivered positive returns—with developed market currencies and non-US sovereigns contributing the most and outperforming their respective benchmarks. Income producers—investment grade and high-yield credit—were also positive with high yield outperforming investment grade. The Fund’s growers—equities and common REITs—contributed to returns, especially within absolute alpha equities and preferred REITS.

For the six-month period, income producers were positive and outperformed their benchmarks, though high yield outperformed investment grade, on an absolute basis. The Fund’s investments in growers were positive with most assets outperforming their benchmarks. Income equities contributed the most to returns, while developed equities were down the most. Income diversifiers delivered positive returns for the six-month period with bond alternative financing contributing the most.

2	• AB ALL MARKET INCOME PORTFOLIO

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, variance swaps, total return swaps, inflation (“CPI”) swaps, credit default swaps, and written and purchased options, for hedging and investment purposes. Forwards, interest rate swaps, total return swaps, CPI swaps and credit default swaps contributed to absolute performance for both periods; futures and written options detracted for both periods; variance swaps had no material impact on performance for the six-month period and detracted for the 12-month period; and purchased options added for the six-month period and detracted for the 12-month period.

Market Review and Investment Strategy

Despite several pullbacks, global stocks advanced during the 12-month period ended November 30, 2016. Both emerging-market and US equities notched substantial gains, while international stocks declined as doubts swirled about economic growth, potential terrorist attacks and the UK’s continued access to the European Union’s single market.

In fixed income, global bonds increased in absolute terms. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the double-digit rally in global high yield. Yields in developed countries moved in different directions over the course of the period, falling in the UK (and reaching historic lows there), Germany, Japan and Canada, while rising in Australia and the US.

At the end of the 12-month period, the Fund was slightly overweight equities and credit, and close to strategic targets for bonds. Risk rose slightly immediately following the US election, but quickly receded and remained near average.

AB ALL MARKET INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET INCOME PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET INCOME PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Income Portfolio
Class A	3.66%	8.20%

Class C	3.18%	7.42%

Advisor Class*	3.74%	8.51%

MSCI ACWI (net)	3.67%	3.68%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/18/14* TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/14* to 11/30/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/18/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.20%	3.63%
Since Inception*	4.67%	2.39%

Class C Shares
1 Year	7.42%	6.42%
Since Inception*	3.90%	3.90%

Advisor Class Shares†
1 Year	8.51%	8.51%
Since Inception*	4.94%	4.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.64%, 4.46% and 3.40% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fees.

*	Inception date: 12/18/2014.

†	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.89%
Since Inception*	3.22%

Class C Shares
1 Year	9.94%
Since Inception*	4.67%

Advisor Class Shares†
1 Year	11.97%
Since Inception*	5.70%

*	Inception date: 12/18/2014.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB ALL MARKET INCOME PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,036.60	$3.97	0.78%	$5.04	.99%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%	$5.00	.99%
Class C
Actual	$1,000	$1,031.80	$7.82	1.54%	$8.84	1.74%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%	$8.78	1.74%

10	• AB ALL MARKET INCOME PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,037.40	$2.75	0.54%	$3.77	0.74%
Hypothetical**	$1,000	$1,022.30	$2.73	0.54%	$3.74	0.74%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios and other expenses of AB High Income Fund, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AB ALL MARKET INCOME PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $20.4

TEN LARGEST HOLDINGS†

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$7,704,776	37.7%
SPDR S&P Regional Banking ETF	419,804	2.1
iShares Global Financials ETF	409,990	2.0
JPMorgan Alerian MLP Index ETN	398,904	2.0
Brazil Notas do Tesouro Nacional Series F	225,588	1.1
Venezuela Government International Bond	209,160	1.0
Vanguard REIT ETF	198,001	1.0
Angolan Government International Bond	185,642	0.9
Royal Dutch Shell PLC – Class A & Class B	171,697	0.8
Turkey Government Bond	152,425	0.7
	$10,075,987	49.3%

*	All data are as of November 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

12	• AB ALL MARKET INCOME PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 44.8%
Funds and Investment Trusts – 44.8%
AB High Income Fund, Inc. – Class Z(a)	900,091	$7,704,776
iShares Global Financials ETF	7,290	409,990
JPMorgan Alerian MLP Index ETN	13,200	398,904
SPDR S&P 500 ETF Trust	80	17,630
SPDR S&P Regional Banking ETF	8,010	419,804
Vanguard REIT ETF	2,463	198,001

Total Investment Companies (cost $9,139,952)		9,149,105

COMMON STOCKS – 36.2%
Financials – 6.4%
Banks – 4.4%
Australia & New Zealand Banking Group Ltd.	1,797	37,633
BNP Paribas SA	698	40,455
China Construction Bank Corp. – Class H	52,000	38,769
DBS Group Holdings Ltd.	2,700	32,868
DNB ASA	2,860	42,091
Fifth Third Bancorp	1,205	31,354
HSBC Holdings PLC	10,035	79,543
JPMorgan Chase & Co.	872	69,908
Mitsubishi UFJ Financial Group, Inc.	20,700	124,468
Nordea Bank AB	3,160	33,210
Oversea-Chinese Banking Corp., Ltd.	3,900	24,628
People’s United Financial, Inc.	3,170	59,342
PNC Financial Services Group, Inc. (The)	220	24,319
Royal Bank of Canada	1,414	91,663
Societe Generale SA	947	40,629
Swedbank AB – Class A	1,060	24,479
Toronto-Dominion Bank (The)	1,030	48,743
Wells Fargo & Co.	580	30,694
Westpac Banking Corp.	840	19,422

		894,218

Capital Markets – 0.5%
IG Group Holdings PLC	2,090	21,965
IGM Financial, Inc.	962	27,858
Nomura Holdings, Inc.	4,300	23,693
Thomson Reuters Corp.	750	32,377

		105,893

Insurance – 1.5%
Aon PLC	140	15,974
CNP Assurances	2,198	38,553
Euler Hermes Group	130	10,910
FNF Group	1,340	42,800
Marsh & McLennan Cos., Inc.(b)	670	46,438
NN Group NV	1,180	37,877
Prudential Financial, Inc.	460	46,276
Tryg A/S	870	15,620

AB ALL MARKET INCOME PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Zurich Insurance Group AG(c)	219	$57,378

		311,826

		1,311,937

Information Technology – 5.6%
Communications Equipment – 0.3%
Cisco Systems, Inc.	1,909	56,926

Internet Software & Services – 0.2%
Alphabet, Inc. – Class C(c)	50	37,902

IT Services – 2.0%
Amadeus IT Group SA – Class A	870	39,403
Amdocs Ltd.	970	57,201
Booz Allen Hamilton Holding Corp.	1,340	50,666
CGI Group, Inc. – Class A(c)	490	23,211
Fidelity National Information Services, Inc.(b)	320	24,701
International Business Machines Corp.	378	61,319
Paychex, Inc.(b)	644	37,964
Total System Services, Inc.	920	45,282
Vantiv, Inc. – Class A(c)	670	37,808
Western Union Co. (The) – Class W	1,809	38,043

		415,598

Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	2,081	72,211
Texas Instruments, Inc.	1,513	111,856

		184,067

Software – 1.6%
CA, Inc.	943	30,138
Microsoft Corp.(b)	2,482	149,566
Nice Ltd.	350	23,022
Oracle Corp.	1,750	70,333
Oracle Corp. Japan	600	30,127
Sage Group PLC (The)	2,030	16,683

		319,869

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	856	94,605
HP, Inc.	2,525	38,885

		133,490

		1,147,852

Consumer Discretionary – 4.6%
Automobiles – 0.8%
Bayerische Motoren Werke AG	312	26,546
Fuji Heavy Industries Ltd.	1,900	79,244
General Motors Co.	1,707	58,943

		164,733

14	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
Aristocrat Leisure Ltd.	2,300	$25,415
Brinker International, Inc.	750	39,833
Darden Restaurants, Inc.	411	30,126
Sands China Ltd.	6,800	33,374
Yum! Brands, Inc.	607	38,478

		167,226

Household Durables – 0.3%
Electrolux AB – Class B	1,673	39,112
Sekisui House Ltd.	1,500	24,890

		64,002

Leisure Products – 0.3%
Bandai Namco Holdings, Inc.	1,100	31,721
Mattel, Inc.	706	22,289

		54,010

Media – 1.0%
Comcast Corp. – Class A	360	25,024
Informa PLC	3,307	26,873
Omnicom Group, Inc.	670	58,250
Regal Entertainment Group – Class A	1,720	39,405
WPP PLC	2,330	49,691

		199,243

Multiline Retail – 0.5%
Dollar General Corp.(b)	560	43,299
Harvey Norman Holdings Ltd.	6,488	22,752
Nordstrom, Inc.	655	36,628

		102,679

Specialty Retail – 0.9%
AutoZone, Inc.(c)	25	19,579
Best Buy Co., Inc.	816	37,291
Home Depot, Inc. (The)(b)	285	36,879
Ross Stores, Inc.(b)	625	42,244
TJX Cos., Inc. (The)	690	54,055

		190,048

		941,941

Energy – 4.5%
Energy Equipment & Services – 0.4%
Halliburton Co.	808	42,897
Schlumberger Ltd.	490	41,184

		84,081

Oil, Gas & Consumable Fuels – 4.1%
BP PLC	6,696	38,844
BP PLC (Sponsored ADR)	2,260	79,123
Chevron Corp.(b)	945	105,424
EOG Resources, Inc.	250	25,630
Exxon Mobil Corp.	428	37,364
LUKOIL PJSC (Sponsored ADR)	1,630	80,212

AB ALL MARKET INCOME PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Repsol SA	5,800	$77,642
Royal Dutch Shell PLC (Sponsored ADR)	1,480	80,172
Royal Dutch Shell PLC – Class A	1,465	37,277
Royal Dutch Shell PLC – Class B	2,040	54,248
Statoil ASA	6,974	120,912
TOTAL SA	771	36,760
TransCanada Corp.	1,300	58,385

		831,993

		916,074

Industrials – 4.2%
Aerospace & Defense – 0.7%
Raytheon Co.	571	85,388
Saab AB – Class B	670	24,858
United Technologies Corp.	284	30,592

		140,838

Airlines – 0.1%
Delta Air Lines, Inc.	490	23,608

Construction & Engineering – 0.2%
Bouygues SA	896	30,326

Electrical Equipment – 0.2%
Emerson Electric Co.	726	40,976

Industrial Conglomerates – 0.6%
General Electric Co.(b)	1,832	56,352
Siemens AG (REG)	486	54,784

		111,136

Machinery – 0.8%
Caterpillar, Inc.	239	22,839
Illinois Tool Works, Inc.	306	38,305
Kawasaki Heavy Industries Ltd.	7,000	22,578
KION Group AG	490	27,745
Kone Oyj – Class B	660	29,039
SKF AB – Class B	1,713	30,823

		171,329

Professional Services – 0.9%
Equifax, Inc.	300	34,335
Experian PLC	1,590	29,970
Nielsen Holdings PLC	1,020	43,962
RELX NV	3,160	50,893
Wolters Kluwer NV	580	20,883

		180,043

Road & Rail – 0.3%
CSX Corp.	1,647	58,979

Trading Companies & Distributors – 0.4%
Mitsui & Co., Ltd.	2,000	27,238
MSC Industrial Direct Co., Inc. – Class A	440	39,310

16	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Corp.	1,900	$22,931

		89,479

		846,714

Health Care – 3.7%
Biotechnology – 0.6%
AbbVie, Inc.	636	38,669
Amgen, Inc.	264	38,034
Gilead Sciences, Inc.	640	47,168

		123,871

Health Care Providers & Services – 1.1%
Aetna, Inc.	425	55,607
Anthem, Inc.(b)	315	44,897
UnitedHealth Group, Inc.(b)	845	133,780

		234,284

Pharmaceuticals – 2.0%
GlaxoSmithKline PLC	2,018	37,658
Johnson & Johnson	894	99,502
Merck & Co., Inc.(b)	1,308	80,037
Orion Oyj – Class B	1,083	46,007
Pfizer, Inc.(b)	1,145	36,800
Roche Holding AG	368	81,906
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	642	24,204

		406,114

		764,269

Consumer Staples – 2.6%
Food & Staples Retailing – 0.5%
Kroger Co. (The)	1,680	54,264
Wal-Mart Stores, Inc.	648	45,639

		99,903

Food Products – 0.4%
Salmar ASA	830	25,960
Tyson Foods, Inc. – Class A	810	46,016

		71,976

Household Products – 0.3%
Procter & Gamble Co. (The)	818	67,452

Tobacco – 1.4%
Altria Group, Inc.(b)	1,415	90,461
British American Tobacco PLC	795	43,518
Imperial Brands PLC	290	12,436
Japan Tobacco, Inc.	900	31,202
Philip Morris International, Inc.(b)	834	73,626
Swedish Match AB	1,226	38,223

		289,466

		528,797

AB ALL MARKET INCOME PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.5%
Chemicals – 0.9%
Covestro AG(d)	740	$47,772
Dow Chemical Co. (The)	846	47,139
Johnson Matthey PLC	990	38,868
K&S AG (REG)	930	18,924
Sherwin-Williams Co. (The)(b)	70	18,807
Yara International ASA	505	18,673

		190,183

Construction Materials – 0.1%
CRH PLC	661	22,022

Containers & Packaging – 0.8%
Amcor Ltd./Australia	3,910	41,408
Bemis Co., Inc.	940	47,066
International Paper Co.	833	40,584
Sealed Air Corp.	720	32,832

		161,890

Metals & Mining – 0.5%
BHP Billiton Ltd.	2,141	40,015
Glencore PLC(c)	4,594	16,068
Rio Tinto PLC	991	37,391

		93,474

Paper & Forest Products – 0.2%
UPM-Kymmene Oyj	1,970	45,026

		512,595

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	1,484	57,327
BCE, Inc.	708	30,512
Verizon Communications, Inc.	1,127	56,237

		144,076

Wireless Telecommunication Services – 0.3%
NTT DOCOMO, Inc.	1,500	34,345
Vodafone Group PLC	11,524	27,839

		62,184

		206,260

Real Estate – 0.8%
Equity Real Estate Investment Trusts (REITs) – 0.3%
CapitaLand Commercial Trust	26,900	28,528
HCP, Inc.	1,268	37,444

		65,972

Real Estate Management & Development – 0.5%
Daito Trust Construction Co., Ltd.	300	46,755
Sino Land Co., Ltd.	30,000	47,065

		93,820

		159,792

18	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.3%
Electric Utilities – 0.1%
Fortum Oyj	2,005	$29,096

Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	1,589	37,914

		67,010

Total Common Stocks (cost $7,105,856)		7,403,241

PREFERRED STOCKS – 7.6%
Real Estate – 7.6%
Diversified REITs – 0.4%
Gramercy Property Trust 7.125%	1,200	31,080
PS Business Parks, Inc. 6.00%	800	19,720
PS Business Parks, Inc. 6.45%	775	19,600
VEREIT, Inc. 6.70%	600	15,138

		85,538

Health Care REITs – 0.3%
Sabra Health Care REIT, Inc. Series A 7.125%	2,100	52,815

Hotel & Resort REITs – 1.1%
Chesapeake Lodging Trust 7.75%	1,800	46,044
Hersha Hospitality Trust 6.50%	700	16,548
Hersha Hospitality Trust 6.875%	1,100	27,770
LaSalle Hotel Properties 6.30%	800	19,248
Pebblebrook Hotel Trust 6.50%	1,500	38,250
Summit Hotel Properties, Inc. 7.875%	1,500	38,580
Sunstone Hotel Investors, Inc. 6.45%	1,425	34,798
Sunstone Hotel Investors, Inc. 6.95%	475	12,041

		233,279

Industrial REITs – 0.8%
Monmouth Real Estate Investment Corp. 6.125%	1,000	24,530
Monmouth Real Estate Investment Corp. 7.875%	1,800	46,314

AB ALL MARKET INCOME PORTFOLIO •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

STAG Industrial, Inc. 6.625%	2,200	$55,220
Terreno Realty Corp. 7.75%	1,400	36,092

		162,156

Office REITs – 1.2%
Alexandria Real Estate Equities, Inc. 6.45%	2,200	55,770
Brandywine Realty Trust Series E 6.90%	2,000	51,400
Corporate Office Properties Trust 7.375%	700	17,850
Digital Realty Trust, Inc. 7.375%	1,100	29,128
Kilroy Realty Corp. 6.375%	1,500	37,635
SL Green Realty Corp. 6.50%	1,800	45,576

		237,359

Real Estate Development – 0.2%
LaSalle Hotel Properties 6.375%	1,400	35,392

Residential REITs – 0.6%
Apartment Investment & Management Co. 6.875%	2,000	51,640
Equity LifeStyle Properties, Inc. 6.75%	1,400	35,770
Sun Communities, Inc. 7.125%	1,300	33,410

		120,820

Retail REITs – 2.3%
CBL & Associates Properties, Inc. 6.625%	1,100	26,158
Cedar Realty Trust, Inc. Series B 7.25%	2,000	49,480
DDR Corp. 6.50%	400	10,016
DDR Corp. Series K 6.25%	1,400	34,510
General Growth Properties, Inc. 6.375%	1,600	39,824
National Retail Properties, Inc. 5.20%	800	17,080
National Retail Properties, Inc. Series D 6.625%	1,400	35,014

20	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Pennsylvania Real Estate Investment Trust 7.375%		2,000	$49,780
Realty Income Corp. 6.625%		1,400	35,364
Regency Centers Corp. 6.00%		800	19,892
Retail Properties of America, Inc. 7.00%		2,000	50,100
Saul Centers, Inc. 6.875%		1,100	27,940
Taubman Centers, Inc. 6.50%		1,400	35,350
Urstadt Biddle Properties, Inc. 7.125%		1,500	38,325

			468,833

Specialized REITs – 0.7%
CoreSite Realty Corp. 7.25%		2,000	51,020
EPR Properties 6.625%		2,200	55,880
Public Storage 5.375%		850	19,754
Public Storage 5.90%		800	19,960

			146,614

Total Preferred Stocks (cost $1,596,250)			1,542,806

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.9%
Angola – 0.9%
Angolan Government International Bond 9.50%, 11/12/25(d)	U.S.$	200	185,642

Venezuela – 1.0%
Venezuela Government International Bond 7.65%, 4/21/25(d)		498	209,160

Total Emerging Markets – Sovereigns (cost $377,472)			394,802

EMERGING MARKETS – TREASURIES – 1.8%
Brazil – 1.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	805	225,588

AB ALL MARKET INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.7%
Turkey Government Bond 9.40%, 7/08/20	TRY	541	$152,425

Total Emerging Markets – Treasuries (cost $406,995)			378,013

		Shares
SHORT-TERM INVESTMENTS – 5.4%
Investment Companies – 5.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(a)(e) (cost $1,098,734)		1,098,734	1,098,734

Total Investments – 97.7% (cost $19,725,259)			19,966,701
Other assets less liabilities – 2.3%			459,954

Net Assets – 100.0%			$20,426,655

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	4	December 2016	$395,567	$380,606	$(14,961)
Euro STOXX 50 Index Futures	9	December 2016	286,407	291,024	4,617
FTSE 100 Index Futures	2	December 2016	166,923	169,700	2,777
Mini MSCI Emerging Market Futures	1	December 2016	45,056	43,150	(1,906)
S&P 500 E Mini Futures	1	December 2016	108,904	109,940	1,036
SPI 200 Futures	1	December 2016	95,723	100,466	4,743
TOPIX Index Futures	3	December 2016	369,383	386,522	17,139
U.S. T-Note 10 Yr (CBT) Futures	4	March 2017	498,960	498,063	(897)

Sold Contracts
Mini MSCI EAFE Futures	22	December 2016	1,854,464	1,798,610	55,854
S&P 500 E-Mini Futures	21	December 2016	2,284,163	2,308,740	(24,577)
S&P TSX 60Index Futures	5	December 2016	159,568	165,116	(5,548)

					$38,277

22	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	582	USD	618	3/16/17	$(2,333)
BNP Paribas SA	CLP	239,343	USD	358	12/15/16	4,701
BNP Paribas SA	USD	204	IDR	2,687,947	12/15/16	(6,096)
BNP Paribas SA	USD	293	MYR	1,190	12/15/16	(27,012)
Morgan Stanley Capital Services LLC	USD	169	COP	491,745	12/15/16	(9,907)
Morgan Stanley Capital Services LLC	USD	161	BRL	514	1/03/17	(9,937)
Morgan Stanley Capital Services LLC	JPY	68,658	USD	615	3/16/17	11,554
Standard Chartered Bank	USD	402	INR	27,071	12/15/16	(7,986)
State Street Bank & Trust Co.	AUD	55	USD	42	12/15/16	1,322
State Street Bank & Trust Co.	CAD	178	USD	133	12/15/16	621
State Street Bank & Trust Co.	CHF	502	USD	520	12/15/16	26,044
State Street Bank & Trust Co.	CNY	4,794	USD	714	12/15/16	19,742
State Street Bank & Trust Co.	DKK	58	USD	9	12/15/16	498
State Street Bank & Trust Co.	EUR	5	USD	6	12/15/16	244
State Street Bank & Trust Co.	GBP	76	USD	101	12/15/16	6,164
State Street Bank & Trust Co.	GBP	105	USD	130	12/15/16	(962)
State Street Bank & Trust Co.	HKD	112	USD	14	12/15/16	3
State Street Bank & Trust Co.	ILS	214	USD	56	12/15/16	264
State Street Bank & Trust Co.	JPY	35,857	USD	333	12/15/16	19,680
State Street Bank & Trust Co.	KRW	311,623	USD	279	12/15/16	14,400
State Street Bank & Trust Co.	MYR	222	USD	53	12/15/16	3,805
State Street Bank & Trust Co.	NOK	4,018	USD	494	12/15/16	21,663
State Street Bank & Trust Co.	NZD	320	USD	230	12/15/16	3,167
State Street Bank & Trust Co.	PHP	25,019	USD	538	12/15/16	37,371
State Street Bank & Trust Co.	SEK	3,586	USD	426	12/15/16	37,374
State Street Bank & Trust Co.	SGD	65	USD	47	12/15/16	1,408
State Street Bank & Trust Co.	TWD	12,094	USD	385	12/15/16	6,497
State Street Bank & Trust Co.	USD	46	AUD	61	12/15/16	(1,022)
State Street Bank & Trust Co.	USD	306	CAD	395	12/15/16	(11,895)

AB ALL MARKET INCOME PORTFOLIO •	23

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	42	CHF	41	12/15/16	$(1,596)
State Street Bank & Trust Co.	USD	712	CNY	4,794	12/15/16	(17,587)
State Street Bank & Trust Co.	USD	9	DKK	61	12/15/16	(490)
State Street Bank & Trust Co.	USD	5	EUR	5	12/15/16	21
State Street Bank & Trust Co.	USD	173	EUR	153	12/15/16	(11,146)
State Street Bank & Trust Co.	USD	141	GBP	115	12/15/16	3,388
State Street Bank & Trust Co.	USD	10	GBP	8	12/15/16	(39)
State Street Bank & Trust Co.	USD	5	HKD	38	12/15/16	(2)
State Street Bank & Trust Co.	USD	43	IDR	575,906	12/15/16	(334)
State Street Bank & Trust Co.	USD	17	ILS	67	12/15/16	102
State Street Bank & Trust Co.	USD	716	JPY	72,608	12/15/16	(80,449)
State Street Bank & Trust Co.	USD	164	NOK	1,363	12/15/16	(4,039)
State Street Bank & Trust Co.	USD	320	NZD	434	12/15/16	(12,849)
State Street Bank & Trust Co.	USD	66	SEK	586	12/15/16	(2,845)
State Street Bank & Trust Co.	USD	5	SGD	7	12/15/16	(20)
State Street Bank & Trust Co.	USD	313	THB	10,917	12/15/16	(7,456)
State Street Bank & Trust Co.	GBP	26	USD	32	1/17/17	(155)
State Street Bank & Trust Co.	SEK	295	USD	32	1/17/17	(173)
State Street Bank & Trust Co.	USD	5	CHF	5	1/17/17	(2)
State Street Bank & Trust Co.	USD	19	EUR	18	1/17/17	68
State Street Bank & Trust Co.	USD	25	JPY	2,752	1/17/17	(405)

						$3,364

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(f)	100	EUR	3,025.00	December 2016	$8,023	$(7,563)
FTSE 100 Index(f)	30	GBP	6,850.00	December 2016	5,215	(2,089)
Nikkei 225 Index(f)	1,000	JPY	18,375.00	January 2017	3,755	(3,464)
S&P 500 Index(g)	6	USD	2,180.00	December 2016	12,282	(20,070)
S&P ASX 200 Index(f)	10	AUD	5,475.00	January 2017	628	(516)
S&P TSX 60 Index(f)	130	CAD	870.00	December 2016	1,051	(1,955)

					$30,954	$(35,657)

24	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	3.34%	$168	$11,786	$14,414
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.64	510	8,184	11,408
CDX-NAIG Series 27, 5 Year Index, 12/20/21*	1.00	0.73	100	1,500	290
CDX-NAIG Series 27, 5 Year Index, 12/20/21*	1.00	0.73	80	1,200	272

				$22,670	$26,384

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$310	8/21/20	3 Month LIBOR	1.620%	$1,127
Morgan Stanley & Co., LLC/(CME Group)	JPY	14,100	12/22/24	0.519%	6 Month LIBOR	(4,017)
Morgan Stanley & Co., LLC/(CME Group)		10,630	1/14/25	0.478%	6 Month LIBOR	(2,680)
Morgan Stanley & Co., LLC/(CME Group)		10,450	2/06/25	0.548%	6 Month LIBOR	(3,137)
Morgan Stanley & Co., LLC/(CME Group)		$600	2/11/25	3 Month LIBOR	2.083%	1,990
Morgan Stanley & Co., LLC/(CME Group)	EUR	120	8/14/25	0.955%	6 Month EURIBOR	(5,065)
Morgan Stanley & Co., LLC/(CME Group)	SEK	40	8/17/25	3 Month STIBOR	1.293%	171
Morgan Stanley & Co., LLC/(CME Group)	CHF	20	9/02/25	0.256%	6 Month LIBOR	(457)
Morgan Stanley & Co., LLC/(CME Group)		140	10/02/25	0.210%	6 Month LIBOR	(2,446)
Morgan Stanley & Co., LLC/(CME Group)		170	11/19/25	0.048%	6 Month LIBOR	(164)
Morgan Stanley & Co., LLC/(CME Group)	NZD	400	11/19/25	3 Month BKBM	3.610%	8,204

AB ALL MARKET INCOME PORTFOLIO •	25

Portfolio of Investments

Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$	60	11/19/25	3 Month LIBOR	2.202%	$212
Morgan Stanley & Co., LLC/(CME Group)	SEK	990	1/12/26	3 Month STIBOR	1.470%	6,682
Morgan Stanley & Co., LLC/(CME Group)	NZD	90	2/03/26	3 Month BKBM	3.375%	1,173
Morgan Stanley & Co., LLC/(CME Group)	EUR	170	4/04/26	0.564%	6 Month EURIBOR	– 0	–
Morgan Stanley & Co., LLC/(CME Group)	JPY	8,540	4/04/26	0.144%	6 Month LIBOR	255
Morgan Stanley & Co., LLC/(CME Group)	$	100	4/04/26	3 Month LIBOR	1.687%	(4,214)
Morgan Stanley & Co., LLC/(CME Group)	CHF	100	6/09/26	-0.210%	6 Month LIBOR	2,593
Morgan Stanley & Co., LLC/(CME Group)	NOK	1,010	7/04/26	6 Month NIBOR	1.330%	(6,076)
Morgan Stanley & Co., LLC/(CME Group)	890	8/19/26	6 Month NIBOR	1.363%	(5,271)
Morgan Stanley & Co., LLC/(CME Group)	$	40	8/19/26	3 Month LIBOR	1.466%	(2,505)
Morgan Stanley & Co., LLC/(CME Group)	NOK	910	9/06/26	6 Month NIBOR	1.388%	(5,184)
Morgan Stanley & Co., LLC/(CME Group)	AUD	160	9/26/26	6 Month BBSW	2.160%	(7,312)
Morgan Stanley & Co., LLC/(CME Group)	$	270	9/26/26	3 Month LIBOR	1.489%	(17,482)
Morgan Stanley & Co., LLC/(CME Group)	140	10/11/26	3 Month LIBOR	1.613%	(7,554)
Morgan Stanley & Co., LLC/(CME Group)	160	10/13/26	3 Month LIBOR	1.633%	(8,343)
Morgan Stanley & Co., LLC/(CME Group)	GBP	110	10/31/26	6 Month LIBOR	1.195%	(2,177)
Morgan Stanley & Co., LLC/(CME Group)	$	220	8/21/45	3 Month LIBOR	2.630%	7,434
Morgan Stanley & Co., LLC/(CME Group)	70	9/04/45	3 Month LIBOR	2.708%	3,358

$(50,885)

26	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
Deutsche Bank AG, 5.125% 8/31/17, 12/20/21*	1.00%	2.21%	EUR	180	$(10,465)	$(12,167)	$1,702

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$1,920	10/01/20	1.273%	CPI#	$49,611
JPMorgan Chase Bank, NA	400	11/10/21	1.896%	CPI#	3,645

					$53,256

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	41,000	FedFundEffective Plus 0.55%	$4,100	1/04/17	$	– 0	–

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate market value of these securities amounted to $442,574 or 2.2% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	One contract relates to 1 share.

(g)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

AB ALL MARKET INCOME PORTFOLIO •	27

Portfolio of Investments

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PHP – Philippine Peso

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

28	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of November 30, 2016.

Security Description	Shares
MS Global Equity Long Index
Aetna, Inc.	1,283
Alphabet, Inc.	152
Altria Group, Inc.	2,399
Amadeus IT Holding SA	2,634
Amcor ltd.	12,276
Amdocs Ltd.	3,042
Anthem, Inc.	966
Aon PLC	432
Apple, Inc.	1,636
Aristocrat Leisure Ltd.	6,940
AutoZone, Inc.	77
Bandai Namco Holdings, Inc.	3,393
Bemis Co., Inc.	2,828
Booz Allen Hamilton Holding Corp.	3,988
Brinker International, Inc.	2,388
British American Tobacco PLC	2,413
CGI Group, Inc.	1,480
Comcast Corp.	1,086
Covestro AG	2,307
DBS Group Holdings Ltd.	8,149
Delta Air Lines, Inc.	1,526
DNB ASA	8,854
Dollar General Corp.	1,753
EOG Resources, Inc.	802
Equifax, Inc.	924
Euler Hermes Group	391
Experian PLC	4,811
Fidelity National Information Services, Inc.	978
FNF Group	4,210
Fuji Heavy Industries Ltd.	2,807
Gilead Sciences, Inc.	1,981
Home Depot, Inc. (The)	889
IG Group Holdings PLC	6,364
Imperial Brands PLC	894
Informa PLC	9,936
Intel Corp.	2,413
Johnson & Johnson	615
Johnson Matthey PLC	3,039
KION Group AG	1,497
Kone Corp.	2,035
Kroger Co. (The)	5,268
Marsh & McLennan Cos., Inc.	2,078
Merck & Co., Inc.	2,176
Microsoft Corp.	3,642
Mitsubishi UFJ Financial Group, Inc.	25,584
MSC Industrial Direct Co., Inc.	1,354
Nice Ltd.	1,078
Nielsen Holdings PLC	3,141
NN Group NV	3,630
Nordea Bank AB	9,828
Omnicom Group, Inc.	2,065

AB ALL MARKET INCOME PORTFOLIO •	29

Portfolio of Investments

Security Description	Shares
Oracle Corp.	5,339
Oracle Corp. Japan	1,789
Overseas Chinese Banking Corp.	11,716
Pfizer, Inc.	3,485
Philip Morris International, Inc.	1,206
PNC Financial Services Group, Inc. (The)	697
Raytheon Co.	879
Regal Entertainment Group	5,391
RELX NV	9,659
Roche Holding AG	600
Ross Stores, Inc.	1,929
Royal Bank of Canada	2,211
Royal Dutch Shell PLC	6,482
Saab AB	2,042
Sage Group PLC (The)	6,389
Salmar ASA	2,520
Schlumberger Ltd.	1,530
Sealed Air Corp.	2,239
Sherwin-Williams Co. (The)	214
Sino Land Co.	91,650
SPDR S&P500 ETF Trust	245
Swedbank AB	3,309
Teva Pharmaceutical Industries Ltd.	1,985
Texas Instruments, Inc.	2,155
Thomson Reuters Corp.	2,288
TJX Cos., Inc. (The)	2,136
Toronto-Dominion Bank (The)	3,151
TOTAL SA	2,379
Total System Services, Inc.	2,892
Tryg A/S	2,665
Tyson Foods, Inc.	2,516
UnitedHealth Group, Inc.	992
Vantiv, Inc.	2,091
Wells Fargo & Co.	1,817
Wolters Kluwer NV	1,808
WPP PLC	7,176

30	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,842,023)	$11,163,191
Affiliated issuers (cost $8,883,236)	8,803,510
Cash collateral due from broker	383,369
Foreign currencies, at value (cost $151,479)	150,247
Unrealized appreciation on forward currency exchange contracts	220,101
Receivable for investment securities sold	135,370
Receivable for terminated total return swaps	71,337
Unaffiliated dividends and interest receivable	65,212
Unrealized appreciation on inflation swaps	53,256
Affiliated dividends receivable	36,649
Receivable due from Adviser	12,894
Receivable for variation margin on exchange-traded derivatives	6,806
Unrealized appreciation on credit default swaps	1,702
Receivable for terminated centrally cleared interest rate swaps	335
Other assets	2,085

Total assets	21,106,064

Liabilities
Options written, at value (premiums received $30,954)	35,657
Unrealized depreciation on forward currency exchange contracts	216,737
Payable for investment securities purchased and foreign currency transactions	188,481
Audit and tax fee payable	104,581
Payable for capital stock redeemed	34,169
Payable for variation margin on exchange-traded derivatives	12,435
Upfront premium received on credit default swaps	12,167
Transfer Agent fee payable	1,550
Distribution fee payable	138
Accrued expenses	73,494

Total liabilities	679,409

Net Assets	$20,426,655

Composition of Net Assets
Capital stock, at par	$206
Additional paid-in capital	20,572,095
Undistributed net investment income	315,864
Accumulated net realized loss on investment and foreign currency transactions	(767,453)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	305,943

$20,426,655

AB ALL MARKET INCOME PORTFOLIO •	31

Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$399,040	40,316	$9.90	*

C	$102,096	10,310	$9.90

Advisor	$19,925,519	2,010,457	$9.91

*	The maximum offering price per share for Class A shares was $10.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• AB ALL MARKET INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $14,571)	$383,904
Affiliated issuers	577,171
Interest	84,130	$1,045,205

Expenses
Advisory fee (see Note B)	130,564
Distribution fee—Class A	208
Distribution fee—Class C	243
Transfer agency—Class A	102
Transfer agency—Class C	43
Transfer agency—Advisor Class	19,088
Custodian	131,500
Audit and tax	118,962
Administrative	67,889
Registration fees	43,278
Legal	40,799
Directors’ fees	24,483
Printing	15,343
Amortization of offering expenses	3,029
Miscellaneous	39,811

Total expenses	635,342
Less: expenses waived and reimbursed by the Adviser (see Note B)	(536,739)

Net expenses		98,603

Net investment income		946,602

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(170,547)
Investment transactions		(372,764)
Futures		(366,203)
Options written		(132,938)
Swaps		385,364
Foreign currency transactions		216,277
Net change in unrealized appreciation/ depreciation of:
Affiliated Underlying Portfolios		382,356
Investments		514,673
Futures		116,640
Options written		(4,703)
Swaps		(9,243)
Foreign currency denominated assets and liabilities		(14,739)

Net gain on investment and foreign currency transactions		544,173

Net Increase in Net Assets from Operations		$1,490,775

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$946,602	$671,969
Net realized gain (loss) on investment and foreign currency transactions	(440,811)	244,780
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	984,984	(679,041)

Net increase in net assets from operations	1,490,775	237,708
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,571)	(401)
Class C	(1,299)	(286)
Advisor Class	(1,032,077)	(685,821)
Net realized gain on investment transactions
Class A	(158)	– 0	–
Class C	(87)	– 0	–
Advisor Class	(159,892)	– 0	–
Capital Stock Transactions
Net increase	2,186,940	18,395,824

Total increase	2,479,631	17,947,024
Net Assets
Beginning of period	17,947,024	– 0	–

End of period (including undistributed net investment income of $315,864 and $62,130, respectively)	$20,426,655	$17,947,024

(a)	Commencement of operations.

See notes to financial statements.

34	• AB ALL MARKET INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on December 18, 2014. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been and are not currently being offered. As of November 30, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

AB ALL MARKET INCOME PORTFOLIO •	35

Notes to Financial Statements

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

36	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads

AB ALL MARKET INCOME PORTFOLIO •	37

Notes to Financial Statements

and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

38	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$9,149,105		$	– 0	–	$	– 0	–	$9,149,105
Common Stocks:
Financials	567,746			744,191			– 0	–	1,311,937
Information Technology	1,038,617			109,235			– 0	–	1,147,852
Consumer Discretionary	582,323			359,618			– 0	–	941,941
Energy	550,391			365,683			– 0	–	916,074
Industrials	474,646			372,068			– 0	–	846,714
Health Care	598,698			165,571			– 0	–	764,269
Consumer Staples	377,458			151,339			– 0	–	528,797
Materials	186,428			326,167			– 0	–	512,595
Telecommunication Services	144,076			62,184			– 0	–	206,260
Real Estate	37,444			122,348			– 0	–	159,792
Utilities	37,914			29,096			– 0	–	67,010
Preferred Stocks	1,542,806			– 0	–		– 0	–	1,542,806
Emerging Markets – Sovereigns	– 0	–		394,802			– 0	–	394,802
Emerging Markets – Treasuries	– 0	–		378,013			– 0	–	378,013
Short-Term Investments	1,098,734			– 0	–		– 0	–	1,098,734

Total Investments in Securities	16,386,386			3,580,315			– 0	–	19,966,701
Other Financial Instruments(a):
Assets:
Futures	56,890			29,276			– 0	–	86,166	(b)
Forward Currency Exchange Contracts	– 0	–		220,101			– 0	–	220,101
Centrally Cleared Credit Default Swaps	– 0	–		26,384			– 0	–	26,384	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		33,199			– 0	–	33,199	(b)
Credit Default Swaps	– 0	–		1,702			– 0	–	1,702
Inflation (CPI) Swaps	– 0	–		53,256			– 0	–	53,256
Liabilities:
Futures	(47,889)			– 0	–		– 0	–	(47,889	)(b)
Forward Currency Exchange Contracts	– 0	–		(216,737)			– 0	–	(216,737)
Call Options Written	– 0	–		(35,657)			– 0	–	(35,657)
Centrally Cleared Interest Rate Swaps	– 0	–		(84,084)			– 0	–	(84,084	)(b)

Total(c)	$16,395,387			$3,607,755		$	– 0	–	$20,003,142

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

AB ALL MARKET INCOME PORTFOLIO •	39

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

40	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

AB ALL MARKET INCOME PORTFOLIO •	41

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $61,413 were deferred and amortized on a straight line basis over a one year period starting from December 18, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .70% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $417,022 for the fiscal period ended November 30, 2015 and $192,023 for the year ended November 30, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding sentence. For the year ended November 30, 2016, such reimbursements/waivers amounted to $428,874. The Expense Caps may not be terminated by the Adviser before March 1, 2017.

42	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through March 1, 2017 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the year ended November 30, 2016, such waiver amounted to $38,833.

The AB Fixed-Income Shares, Inc. – Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $1,143. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$157	$9,054	$8,112	$1,099	$2

A summary of the Fund’s transactions in shares of ABHI for the year ended November 30, 2016 is as follows:

AB High Income Fund, Inc.
						Distributions
Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 11/30/16 (000)	Income (000)	Realized Gains (000)
$7,932	$1,634	$2,073	$(170)	$382	$7,705	$575	$	– 0 –

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $67,889.

AB ALL MARKET INCOME PORTFOLIO •	43

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,985 for the year ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $131 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the year ended November 30, 2016.

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $12,655, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

44	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,458,211		$16,551,164
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$19,859,945

Gross unrealized appreciation	$593,966
Gross unrealized depreciation	(487,210)

Net unrealized appreciation	$106,756

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to

AB ALL MARKET INCOME PORTFOLIO •	45

Notes to Financial Statements

receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter

46	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund was permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2016, the Fund held written options for hedging and non-hedging purposes.

AB ALL MARKET INCOME PORTFOLIO •	47

Notes to Financial Statements

For the year ended November 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/15	– 0	–	$	– 0	–
Options written	1,402,489			589,031
Options assigned	(1,382,415)			(20,035)
Options expired	(1,000)			(5,017)
Options bought back	(17,798)			(533,025)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/16	1,276			$30,954

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risks or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the

48	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB ALL MARKET INCOME PORTFOLIO •	49

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended November 30, 2016, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or

50	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into

AB ALL MARKET INCOME PORTFOLIO •	51

Notes to Financial Statements

the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended November 30, 2016, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain

52	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended November 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$33,199	*	Receivable/Payable for variation margin on exchange-traded derivatives	$99,942	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	26,384	*

AB ALL MARKET INCOME PORTFOLIO •	53

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$86,166	*	Receivable/Payable for variation margin on exchange-traded derivatives	$32,031	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	220,101		Unrealized depreciation on forward currency exchange contracts	216,737

Equity contracts				Options written, at value	35,657

Interest rate contracts	Unrealized appreciation on inflation swaps	53,256

Credit contracts	Unrealized appreciation on credit default swaps	1,702

Total		$420,808			$384,367

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(352)	$(15,858)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(365,851)	132,498

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	215,775	(11,350)

54	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(6,792)	$(4,728)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,094)	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(132,938)	(4,703)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	143,355	(35,826)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	24,564	28,086

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	217,445	(1,503)

Total		$88,112	$86,616

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2016:

Futures:
Average original value of buy contracts	$1,408,197
Average original value of sale contracts	$3,685,355
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,354,125
Average principal amount of sale contracts	$5,876,150
Purchased Options:
Average monthly cost	$7,472	(a)
Interest Rate Swaps:
Average notional amount	$1,038,908

AB ALL MARKET INCOME PORTFOLIO •	55

Notes to Financial Statements

Inflation Swaps:
Average notional amount	$1,950,769
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,881,707
Credit Default Swaps:
Average notional amount of sale contracts	$270,993	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$722,810	(c)
Total Return Swaps:
Average notional amount	$3,985,385
Variance Swaps:
Average notional amount	$20,659	(d)

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for ten months during the year.

(d)	Positions were open for three months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$6,806	$(6,806)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$6,806	$(6,806)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$4,701	$(4,701)	$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	49,611	(6,069)	– 0	–	– 0	–	43,542
JPMorgan Chase Bank, NA	3,645	– 0	–	– 0	–	– 0	–	3,645
Morgan Stanley Capital Services, Inc./ Morgan Stanley And Co. Inc.	11,554	(11,554)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	203,846	(153,466)	– 0	–	– 0	–	50,380

Total	$273,357	$(175,790)	$	– 0	–	$	– 0	–	$97,567	^

56	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$32,505		$(6,806)			$(25,699)		$	– 0	–	$	– 0	–

Total	$32,505		$(6,806)			$(25,699)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$2,333	$	– 0	–	$	– 0	–	$	– 0	–		$2,333
BNP Paribas SA	33,108		(4,701)			– 0	–		– 0	–		28,407
Citibank, NA	10,465		– 0	–		– 0	–		– 0	–		10,465
Deutsche Bank AG	6,069		(6,069)			– 0	–		– 0	–		– 0	–
Goldman Sachs International	1,955		– 0	–		– 0	–		– 0	–		1,955
Morgan Stanley Capital Services, Inc./ Morgan Stanley And Co. Inc.	27,407		(11,554)			– 0	–		– 0	–		15,853
Standard Chartered Bank	7,986		– 0	–		– 0	–		– 0	–		7,986
State Street Bank & Trust Co.	153,466		(153,466)			– 0	–		– 0	–		– 0	–

Total	$242,789		$(175,790)		$	– 0	–	$	– 0	–		$66,999	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at November 30, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB ALL MARKET INCOME PORTFOLIO •	57

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015		Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Class A
Shares sold	39,129	1,815		$388,454	$18,011

Shares issued in reinvestment of dividends and distributions	271	5		2,687	55

Shares redeemed	(904)	– 0	–	(8,893)	– 0	–

Net increase	38,496	1,820		$382,248	$18,066

Class C
Shares sold	9,225	1,000		$93,415	$10,002

Shares issued in reinvestment of dividends and distributions	84	1		842	10

Net increase	9,309	1,001		$94,257	$10,012

Advisor Class
Shares sold	231,019	1,839,176		$2,294,022	$18,382,871

Shares issued in reinvestment of dividends and distributions	5,321	2,797		52,028	28,107

Shares redeemed	(63,366)	(4,490)		(635,615)	(43,232)

Net increase	172,974	1,837,483		$1,710,435	$18,367,746

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated

58	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk— Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold

AB ALL MARKET INCOME PORTFOLIO •	59

Notes to Financial Statements

short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

60	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2016 and the period ended November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,046,479	$686,508
Long-term capital gains	151,605	– 0	–

Total taxable distributions paid	$1,198,084	$686,508

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$348,906
Accumulated capital and other losses	(603,760	)(a)
Unrealized appreciation/(depreciation)	109,208	(b)

Total accumulated earnings/(deficit)	$(145,646)

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $603,760.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund had a net short-term capital loss carryforward of $431,813 and a net long-term capital loss carryforward of $171,947 which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, nondeductible offering costs, foreign currency reclassifications, nondeductible federal excise

AB ALL MARKET INCOME PORTFOLIO •	61

Notes to Financial Statements

taxes, the tax treatment of partnership investments and passive foreign investment companies (PFICs), and the redesignation of dividends resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

62	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.24)

Net increase in net asset value from operations	.76	.11

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.36)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.61)	(.36)

Net asset value, end of period	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$399	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%	.77	%^
Expenses, before waivers/reimbursements(e)	3.91%	3.92	%^
Net investment income(c)	4.04%	3.67	%^
Portfolio turnover rate	94%	88%

See footnote summary on page 66.

AB ALL MARKET INCOME PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.33	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.24)

Net increase in net asset value from operations	.69	.04

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.29)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.54)	(.29)

Net asset value, end of period	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.54%	1.52	%^
Expenses, before waivers/reimbursements(e)	4.70%	4.57	%^
Net investment income(c)	3.35%	2.89	%^
Portfolio turnover rate	94%	88%

See footnote summary on page 66.

64	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.50	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	(.24)

Net increase in net asset value from operations	.79	.13

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.38)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.63)	(.38)

Net asset value, end of period	$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(d)	8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,926	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53%	.53	%^
Expenses, before waivers/reimbursements(e)	3.40%	3.52	%^
Net investment income(c)	5.08%	3.88	%^
Portfolio turnover rate	94%	88%

See footnote summary on page 66.

AB ALL MARKET INCOME PORTFOLIO •	65

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. For the periods shown below, the Adviser has voluntarily agreed to waive certain acquired fund fees as follows:

	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Class A	.21%	.22%
Class C	.20%	.22%
Advisor Class	.21%	.21%

^	Annualized.

See notes to financial statements.

66	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB All Market Income Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 18, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB All Market Income Portfolio, one of the series constituting the AB Cap Fund, Inc., at November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 18, 2014 (commencement of operations) to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2017

AB ALL MARKET INCOME PORTFOLIO •	67

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2016. For corporate shareholders, 8.46% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 0.14% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2016, the Fund designates $216,247 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

68	• AB ALL MARKET INCOME PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET INCOME PORTFOLIO •	69

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas, New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

70	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 75 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (2014)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB ALL MARKET INCOME PORTFOLIO •	71

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey, # 73 (2014)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., # 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

72	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy, # 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2014)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB ALL MARKET INCOME PORTFOLIO •	73

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

74	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, # 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB ALL MARKET INCOME PORTFOLIO •	75

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

76	• AB ALL MARKET INCOME PORTFOLIO

Management of the Fund

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Morgan C. Harting 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB ALL MARKET INCOME PORTFOLIO •	77

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

78	• AB ALL MARKET INCOME PORTFOLIO

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The

AB ALL MARKET INCOME PORTFOLIO •	79

directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment

80	• AB ALL MARKET INCOME PORTFOLIO

Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors noted that the Fund invests in investment companies advised by the Adviser, some of which benefit from current fee waivers and/or expense caps by the Adviser. The directors’ continuance of the Advisory Agreement was made subject to the maintenance of such current fee waivers and expense caps for the period of the contract continuance on terms at least as favorable to the Fund.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser

AB ALL MARKET INCOME PORTFOLIO •	81

may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

82	• AB ALL MARKET INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

AB ALL MARKET INCOME PORTFOLIO •	83

AB Family of Funds

NOTES

84	• AB ALL MARKET INCOME PORTFOLIO

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMI-0151-1116

NOV    11.30.16

ANNUAL REPORT

AB ASIA EX-JAPAN EQUITY PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 11, 2017

Annual Report

This report provides management’s discussion of fund performance for AB Asia ex-Japan Equity Portfolio (the “Fund”) for the annual reporting period ended November 30, 2016. The Fund commenced operations on December 3, 2015.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the Asia region, excluding companies in Japan (“Asia ex-Japan companies”), and derivatives related thereto. Asia ex-Japan companies include any company that (i) is domiciled or organized in an Asia ex-Japan country, (ii) has an established presence and conducts business in the Asia ex-Japan region or (iii) conducts a significant part of its economic activities in the Asia ex-Japan region. Many countries in the Asia ex-Japan region are considered emerging-market or frontier-market countries. Emerging markets have less developed and smaller economies and capital markets than developed countries and frontier-market countries have less developed and smaller economies and capital markets than emerging-market countries. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, global depositary receipts and derivative instruments related to equity securities.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Fund may invest in futures contracts to gain exposure to foreign markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions.

Investment Results

The table on page 7 shows the Fund’s performance compared to

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	1

its benchmark, the MSCI All Country (“AC”) Asia ex-Japan Index (net), for the six-month period ended November 30, 2016, and the period since the Fund’s inception on December 3, 2015 through November 30, 2016.

All share classes of the Fund underperformed the benchmark during the period since the Fund’s inception on December 3, 2015, before sales charges. Heightened market volatility at the start of 2016 generated headwinds for value stocks, which form the core of the Fund, but those stocks staged a strong comeback in the second half of the year as investor anxiety subsided, helping the Fund to recoup some of the relative losses. Stock selection in the telecommunications and materials sectors detracted from relative performance, which was partially offset by stock selection in consumer staples and information technology. An overweight in consumer discretionary and underweight in energy also detracted from performance, which was offset by an underweight in industrials and overweight in the materials sector.

All share classes of the Fund outperformed the benchmark during the six-month period, before sales charges, buoyed by the recovery in value stocks. Stock selection in the technology and consumer staples sectors contributed to relative returns, which were partially offset by the drag from stock selection in utilities and telecommunications. Underweight positions in the industrials and health care sectors contributed to performance, while overweights in consumer discretionary and telecommunications detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Asia ex-Japan equities fell sharply at the start of 2016, as anxiety over a global economic slowdown and renewed volatility in Chinese markets fueled investors’ risk aversion. But concern gradually subsided, helped by accommodative monetary policies across the region and by stabilization in oil and commodity prices. Asian equities rose after the Brexit referendum in the UK in June, as the surprise outcome appeared to reduce the chances of an imminent interest rate hike by the US Federal Reserve (the “Fed”). When the Fed refrained from raising rates at its closely watched September policy meeting, the market rose sharply. After the US Presidential election in November, Asian equities retreated, as a decline in local currencies against the US dollar sparked concerns about a potential capital flight from the region.

The Fund continues to be focused on identifying fresh company-specific opportunities through its research-driven, bottom-up approach and on maintaining disciplined risk management. After several years of elevated investor anxiety, the value

2	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

opportunity—as measured by the valuation gap between the cheapest and the most expensive companies in the market—remains at historical high levels across the region, most notably in North Asian countries such as South Korea, Taiwan and China. This led to the Fund’s overweight in those markets in the early part of 2016. But as South Korea’s relative activeness waned in the second half of 2016, due to its outperformance and growing political uncertainty, the Fund trimmed its allocation to the country—although it remains broadly overweight in Northeast Asia and underweight in Southeast Asia.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC Asia ex-Japan Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC Asia ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity-market performance of Asia, excluding Japan. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market and frontier-market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier-market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk: Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Asia ex-Japan Equity Portfolio
Class A	8.91%	5.71%

Class C	8.52%	4.94%

Advisor Class†	9.11%	6.03%

MSCI AC Asia ex-Japan Index (net)	8.16%	6.07%

*    Inception date: 12/3/2015.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/3/15* TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Asia ex-Japan Equity Portfolio Class A shares (from 12/3/15* to 11/30/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/3/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	5.71%	1.25%

Class C Shares
Since Inception*	4.94%	3.94%

Advisor Class Shares†
Since Inception*	6.03%	6.03%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.73%, 2.50% and 1.48% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.40%, 2.15% and 1.15% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2017. Any fees waived and expenses borne by the Advisor may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/3/2015.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.43%
Since Inception*	-1.48%

Class C Shares
1 Year	4.20%
Since Inception*	1.80%

Advisor Class Shares†
1 Year	6.19%
Since Inception*	2.76%

*	Inception date: 12/3/2015.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Expense Example

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,089.10	$7.31	1.40%
Hypothetical**	$1,000	$1,018.00	$7.06	1.40%
Class C
Actual	$1,000	$1,085.20	$11.21	2.15%
Hypothetical**	$1,000	$1,014.25	$10.83	2.15%
Advisor Class
Actual	$1,000	$1,091.10	$6.01	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.3

*	All data are as of November 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$450,599	8.5%
Tencent Holdings Ltd.	286,360	5.4
Taiwan Semiconductor Manufacturing Co., Ltd.	230,017	4.3
WH Group Ltd.	178,954	3.4
Largan Precision Co., Ltd.	175,267	3.3
KB Financial Group, Inc.	160,014	3.0
Dongbu Insurance Co., Ltd.	155,873	2.9
Shinhan Financial Group, Co., Ltd.	142,820	2.7
BOC Hong Kong Holdings Ltd.	136,663	2.6
Tata Motors Ltd.	121,420	2.3
	$2,037,987	38.4%

*	Long-term investments.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	13

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Information Technology – 32.3%
Electronic Equipment, Instruments & Components – 4.1%
Largan Precision Co., Ltd.	1,520	$175,267
Tripod Technology Corp.	20,000	45,807

		221,074

Internet Software & Services – 6.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	820	77,097
Tencent Holdings Ltd.	11,500	286,360

		363,457

Semiconductors & Semiconductor Equipment – 11.7%
Advanced Semiconductor Engineering, Inc.	69,000	73,967
Chipbond Technology Corp.	50,000	69,808
Hua Hong Semiconductor Ltd.(b)	99,000	114,084
Realtek Semiconductor Corp.	25,000	77,507
Taiwan Semiconductor Manufacturing Co., Ltd.	40,000	230,017
Win Semiconductors Corp.	19,592	55,580

		620,963

Technology Hardware, Storage & Peripherals – 9.7%
Samsung Electronics Co., Ltd.	215	319,958
Samsung Electronics Co., Ltd. (Preference Shares)	113	130,641
Wistron Corp.	92,034	65,588

		516,187

		1,721,681

Financials – 23.0%
Banks – 15.0%
Bangkok Bank PCL	10,900	48,269
BOC Hong Kong Holdings Ltd.	36,500	136,663
China CITIC Bank Corp., Ltd. – Class H	146,000	95,130
China Development Financial Holding Corp.	109,000	27,132
Dah Sing Financial Holdings, Ltd.	6,000	40,147
ICICI Bank Ltd.	13,730	53,173
KB Financial Group, Inc.	4,450	160,014
Punjab National Bank(a)	12,220	24,584
Shinhan Financial Group Co., Ltd.	3,790	142,820
State Bank of India	19,400	72,891

		800,823

Capital Markets – 0.3%
China Everbright Ltd.	8,000	16,126

Insurance – 7.1%
Dongbu Insurance Co., Ltd.	2,500	155,873
Hyundai Marine & Fire Insurance Co., Ltd.	1,330	41,413
New China Life Insurance Co., Ltd. – Class H	18,400	92,884
PICC Property & Casualty Co., Ltd. – Class H	52,000	86,970

		377,140

14	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.6%
LIC Housing Finance Ltd.	3,490	$28,882

		1,222,971

Consumer Discretionary – 9.1%
Auto Components – 2.2%
Hankook Tire Co., Ltd.	2,560	118,526

Automobiles – 2.3%
Tata Motors Ltd.	8,860	59,180
Tata Motors Ltd. – Class A	14,380	62,240

		121,420

Diversified Consumer Services – 1.2%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	1,300	65,221

Household Durables – 1.1%
Skyworth Digital Holdings Ltd.	94,166	59,044

Multiline Retail – 1.1%
Lotte Shopping Co., Ltd.	300	55,822

Textiles, Apparel & Luxury Goods – 1.2%
Luthai Textile Co., Ltd. – Class B	17,900	22,599
Yue Yuen Industrial Holdings Ltd.	11,500	41,327

		63,926

		483,959

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 4.3%
China Unicom Hong Kong Ltd.	96,000	116,365
Chunghwa Telecom Co., Ltd.	12,000	40,425
KT Corp.	1,790	45,639
KT Corp. (Sponsored ADR)	1,996	27,684

		230,113

Wireless Telecommunication Services – 3.0%
China Mobile Ltd.	8,500	92,828
XL Axiata Tbk PT(a)	402,250	68,263

		161,091

		391,204

Materials – 6.8%
Chemicals – 5.2%
Green Seal Holding Ltd.	6,000	27,178
Kumho Petrochemical Co., Ltd.	940	58,526
LG Chem Ltd.	610	117,925
PTT Global Chemical PCL	41,100	71,995

		275,624

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.8%
Vale Indonesia Tbk PT(a)	160,500	$39,836

Paper & Forest Products – 0.8%
Nine Dragons Paper Holdings Ltd.	51,000	44,751

		360,211

Real Estate – 6.6%
Real Estate Management & Development – 6.6%
Cheung Kong Property Holdings Ltd.	13,500	92,212
China Resources Land Ltd.	21,000	50,877
CIFI Holdings Group Co., Ltd.	198,000	58,630
Sino Land Co., Ltd.	48,000	75,304
Wharf Holdings Ltd. (The)	10,000	74,013

		351,036

Consumer Staples – 3.4%
Food Products – 3.4%
WH Group Ltd.(b)	215,000	178,954

Utilities – 3.3%
Electric Utilities – 1.2%
Korea Electric Power Corp.	1,680	66,656

Independent Power and Renewable Electricity Producers – 2.1%
Huaneng Renewables Corp. Ltd. – Class H	210,000	67,788
NTPC Ltd.	18,670	44,415

		112,203

		178,859

Energy – 2.4%
Oil, Gas & Consumable Fuels – 2.4%
CNOOC Ltd.	55,000	72,398
Petronet LNG Ltd.	9,810	55,560

		127,958

Industrials – 2.1%
Construction & Engineering – 2.1%
China Railway Group Ltd. – Class H	46,000	41,401
GS Engineering & Construction Corp.(a)	1,480	29,836
Hyundai Engineering & Construction Co., Ltd.	1,270	42,678

		113,915

Health Care – 1.5%
Health Care Providers & Services – 1.5%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	32,100	80,240

16	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio of Investments

U.S. $ Value

Total Investments – 97.8% (cost $4,806,563)	$5,210,988
Other assets less liabilities – 2.2%	115,019

Net Assets – 100.0%	$5,326,007

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate market value of these securities amounted to $293,038 or 5.5% of net assets.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,806,563)	$5,210,988
Cash	167,847
Foreign currencies, at value (cost $1,696)	1,691
Receivable for investment securities sold	53,999
Receivable from Adviser	2,497
Dividends receivable	3,982
Prepaid expenses	960

Total assets	5,441,964

Liabilities
Audit and tax fee payable	41,391
Custody fee payable	27,405
Legal fee payable	16,235
Payable for investment securities purchased	8,124
Accrued foreign capital gains tax payable	7,685
Transfer Agent fee payable	1,500
Distribution fee payable	13
Accrued expenses and other liabilities	13,604

Total liabilities	115,957

Net Assets	$5,326,007

Composition of Net Assets
Capital stock, at par	$51
Additional paid-in capital	5,043,432
Undistributed net investment income	37,682
Accumulated net realized loss on investment and foreign currency transactions	(151,922)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	396,764

$5,326,007

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,771	1,881	$10.51	*

C	$10,499	1,006	$10.44

Advisor	$5,295,737	502,684	$10.53

*	The maximum offering price per share for Class A shares was $10.98, which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from December 3, 2015(a) to November 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,619)	$123,170	$123,170

Expenses
Advisory fee (see Note B)	44,992
Distribution fee—Class A	35
Distribution fee—Class C	99
Transfer agency—Class A	46
Transfer agency—Class C	49
Transfer agency—Advisor Class	16,544
Amortization of offering expenses	115,781
Custodian	79,833
Administrative	72,633
Audit and tax	44,069
Legal	37,362
Registration fees	34,843
Directors’ fees	24,563
Printing	7,496
Miscellaneous	27,023

Total expenses	505,368
Less: expenses waived and reimbursed by the Adviser (see Note B)	(447,739)

Net expenses		57,629

Net investment income		65,541

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(151,922)
Foreign currency transactions		(11,943)
Net change in unrealized appreciation/depreciation on:
Investments		396,740 (b)
Foreign currency denominated assets and liabilities		24

Net gain on investment and foreign currency transactions		232,899

Net Increase in Net Assets from Operations		$298,440

(a)	Commencement of operations.

(b)	Net of increase in accrued foreign capital gains of $7,685.

See notes to financial statements.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 3, 2015(a) to November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$65,541
Net realized loss on investment and foreign currency transactions	(163,865)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	396,764

Net increase in net assets from operations	298,440
Dividends to Shareholders from
Net investment income
Class A	(56)
Class C	(51)
Advisor Class	(28,934)
Capital Stock Transactions
Net increase	5,056,608

Total increase	5,326,007
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $37,682)	$5,326,007

(a)	Commencement of operations.

See notes to financial statements.

20	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Asia Ex-Japan Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 3, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of November 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	21

Notes to Financial Statements

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair

22	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	23

Notes to Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$146,905		$1,574,776		$	– 0	–	$1,721,681
Financials	48,269		1,174,702			– 0	–	1,222,971
Consumer Discretionary	65,221		418,738			– 0	–	483,959
Telecommunication Services	27,684		363,520			– 0	–	391,204
Materials	– 0	–	360,211			– 0	–	360,211
Real Estate	– 0	–	351,036			– 0	–	351,036
Consumer Staples	– 0	–	178,954			– 0	–	178,954
Utilities	– 0	–	178,859			– 0	–	178,859
Energy	– 0	–	127,958			– 0	–	127,958
Industrials	– 0	–	113,915			– 0	–	113,915
Health Care	– 0	–	80,240			– 0	–	80,240

Total Investments in Securities	288,079		4,922,909	†		– 0	–	5,210,988
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$288,079		$4,922,909		$	– 0	–	$5,210,988

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

24	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	25

Notes to Financial Statements

of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current initial tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $116,741 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2015 (commencement of operations).

26	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at annualized rate of 0.90% of the first $2.5 billion of the Portfolio’s average net assets, and 0.85% of the excess over $2.5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.40%, 2.15% and 1.15% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $375,106 for the fiscal period ended November 30, 2016. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before March 1, 2017.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended November 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $72,633.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,064 for the period ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended November 30, 2016.

Brokerage commissions paid on investment transactions for the period ended November 30, 2016 amounted to $9,921, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	27

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,918,096		$3,959,611
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,835,863

Gross unrealized appreciation	$579,865
Gross unrealized depreciation	(204,740)

Net unrealized appreciation	$375,125

1. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange

28	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 3, 2015* to November 30, 2016	December 3, 2015* to November 30, 2016

Class A
Shares sold	1,901	$19,338

Shares issued in reinvestment of dividends	6	56

Shares redeemed	(26)	(281)

Net increase	1,881	$19,113

Class C
Shares sold	1,001	$10,005

Shares issued in reinvestment of dividends	5	51

Net increase	1,006	$10,056

Advisor Class
Shares sold	499,707	$4,998,505

Shares issued in reinvestment of dividends	2,977	28,934

Net increase	502,684	$5,027,439

*	Commencement of operations.

At November 30, 2016, the Adviser owns approximately 99.5% of the Fund’s outstanding shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	29

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market and frontier market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk—Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political, and regulatory developments, and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

30	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$29,041

Total taxable distributions paid	$29,041

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	31

Notes to Financial Statements

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$55,964
Accumulated capital and other losses	(140,904	)(a)
Unrealized appreciation/(depreciation)	367,464	(b)

Total accumulated earnings/(deficit)	$282,524

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $140,904.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund had a net short-term capital loss carryforward of $140,904 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs and foreign currency reclassifications resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and

32	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized gain on investment and foreign currency transactions	.47

Net increase in net asset value from operations	.57

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 10.51

Total Return
Total investment return based on net asset value(d)	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.40%
Expenses, before waivers/reimbursements(e)	10.32%
Net investment income(c)(e)	1.03%
Portfolio turnover rate	78%

See footnote summary on page 36.

34	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.46

Net increase in net asset value from operations	.49

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.44

Total Return
Total investment return based on net asset value(d)	4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.15%
Expenses, before waivers/reimbursements(e)	11.28%
Net investment income(c)(e)	.31%
Portfolio turnover rate	78%

See footnote summary on page 36.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13
Net realized and unrealized gain on investment and foreign currency transactions	.46

Net increase in net asset value from operations	.59

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 10.53

Total Return
Total investment return based on net asset value(d)	6.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%
Expenses, before waivers/reimbursements(e)	10.11%
Net investment income(c)(e)	1.31%
Portfolio turnover rate	78%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

36	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and

Shareholders of AB Asia Ex-Japan Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Asia Ex-Japan Equity Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2016, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 3, 2015 (commencement of operations) to November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Asia Ex-Japan Equity Portfolio (one of the series constituting AB Cap Fund, Inc.) at November 30, 2016, and the results of its operations, changes in its net assets and the financial highlights for the period December 3, 2015 (commencement of operations) to November 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	37

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2016.

For the taxable period ended November 30, 2016, the Fund designates $26,524 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2016, $16,474 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $139,847.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

38	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Stuart Rae(2), Vice President Rajeev Eyunni(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Rae and Eyunni are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s

Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	108	None

40	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr. ## Chairman of the Board 75 (2015)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey, ## 73 (2015)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2015)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

42	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

44	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Management of the Fund

Officers of the Fund

Certain information concerning the Funds’ Officers is listed below.

NAME, ADDRESS*, AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Stuart Rae 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Rajeev Eyunni 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative at AB or (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	47

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Asia ex-Japan Equity Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on August 4-5, 2015.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

48	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	49

would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser manages several accounts in an institutional composite with a similar investment style and the directors reviewed performance information for this composite. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual effective advisory fee rate of 90 basis points was at the Lipper expense group median.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the

50	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee is reasonable.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation of 1.40% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.40%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	51

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 1.40%, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio, reflecting the proposed expense limitation agreement, was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

52	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	53

AB Family of Funds

NOTES

54	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

NOTES

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	55

NOTES

56	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

NOTES

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	57

NOTES

58	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

NOTES

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	59

NOTES

60	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

AB ASIA EX-JAPAN EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AJEP-0151-1116

NOV    11.30.16

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 10, 2017

Annual Report

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2016.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the 12-month period, stock selection and an underweight position in the materials sector were the primary detractors, relative to the benchmark. The Fund’s real estate and consumer discretionary holdings, an overweight position in the consumer discretionary sector and an underweight position in the financials sector also detracted. Holdings in the industrials, technology and energy sectors contributed to performance. An underweight position in the real estate sector and overweight positions in the technology, energy and industrials sectors also contributed.

During the six-month period, stock selection and an overweight position in the consumer discretionary sector were the primary detractors from performance. The Fund’s materials, consumer staples and real estate holdings, and underweight positions in financials and materials, also detracted. Stock selection and an overweight position in the technology sector were the leading contributors. Industrials and energy holdings, as well as underweight positions in the real estate and utilities sectors, also contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

AB SMALL CAP VALUE PORTFOLIO •	1

Market Review and Investment Strategy

US equities notched substantial gains during the 12-month period ended November 30, 2016. Towards the end of the period, investors were surprised when Donald Trump won the US presidential election. Equities gained on the news as investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. To combat potential headwinds from Brexit, the Bank of England cut rates to a record low while launching an aggressive asset purchase program. In contrast, the US Federal Reserve, which had laid the groundwork for another rate hike, raised the Federal Funds Rate in December by 25 basis points, and signaled that more rate hikes are likely in 2017.

For both periods, small-cap value stocks outperformed both large-cap value and small-cap growth stocks. After the Fund was underweight energy stocks in 2015, the Fund’s Senior Investment Management Team (the “Team”) added to the Fund’s energy exposure in the 12-month period. The economic climate allowed the Team to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB SMALL CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000 Value® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SMALL CAP VALUE PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB SMALL CAP VALUE PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Small Cap Value Portfolio
Class A	18.89%	19.52%

Class C	18.41%	18.62%

Advisor Class*	19.01%	19.74%

Russell 2000 Value Index	19.62%	19.85%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/3/14* TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/14* to 11/30/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/3/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB SMALL CAP VALUE PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.52%	14.46%
Since Inception*	12.94%	10.53%

Class C Shares
1 Year	18.62%	17.62%
Since Inception*	12.07%	12.07%

Advisor Class Shares†
1 Year	19.74%	19.74%
Since Inception*	13.21%	13.21%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.89%, 2.74% and 1.64% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/3/2014.

†	Advisor Class shares are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	24.03%
Since Inception*	11.32%

Class C Shares
1 Year	27.46%
Since Inception*	12.78%

Advisor Class Shares†
1 Year	29.93%
Since Inception*	13.95%

*	Inception date: 12/3/2014.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB SMALL CAP VALUE PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,188.90	$6.79	1.24%	$6.84	1.25%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%	$6.31	1.25%

8	• AB SMALL CAP VALUE PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class C
Actual	$1,000	$1,184.10	$10.87	1.99%	$10.92	2.00%
Hypothetical**	$1,000	$1,015.05	$10.02	1.99%	$10.08	2.00%
Advisor Class
Actual	$1,000	$1,190.10	$5.42	0.99%	$5.48	1.00%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%	$5.05	1.00%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period), respectively.

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated/unaffiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AB SMALL CAP VALUE PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $147.8

TEN LARGEST HOLDINGS†

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Synergy Resources Corp.	$2,781,329	1.9%
Texas Capital Bancshares, Inc.	2,556,435	1.7
Oshkosh Corp.	2,430,400	1.7
Webster Financial Corp.	2,411,046	1.6
SkyWest, Inc.	2,202,525	1.5
Booz Allen Hamilton Holding Corp.	2,196,383	1.5
Associated Banc-Corp.	2,105,856	1.4
EnerSys	2,080,221	1.4
Sterling Bancorp./DE	2,075,027	1.4
SM Energy Co.	2,034,853	1.4
	$22,874,075	15.5%

*	All data are as of November 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB SMALL CAP VALUE PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 21.2%
Banks – 16.0%
1st Source Corp.	27,660	$1,088,698
Associated Banc-Corp.	92,160	2,105,856
Customers Bancorp, Inc.(a)	61,940	1,889,170
First Commonwealth Financial Corp.	112,580	1,420,760
Fulton Financial Corp.	92,590	1,643,472
Hope Bancorp, Inc.	98,134	1,952,867
Huntington Bancshares, Inc./OH	94,800	1,181,208
Independent Bank Group, Inc.	31,270	1,879,327
Sterling Bancorp./DE	91,210	2,075,027
Synovus Financial Corp.	38,170	1,477,561
Texas Capital Bancshares, Inc.(a)	35,140	2,556,435
Webster Financial Corp.	48,600	2,411,046
Zions Bancorporation	49,660	1,975,971

		23,657,398

Insurance – 2.5%
First American Financial Corp.	28,530	1,076,722
Selective Insurance Group, Inc.	29,290	1,203,819
State Auto Financial Corp.	21,150	545,459
Validus Holdings Ltd.	16,280	884,655

		3,710,655

Thrifts & Mortgage Finance – 2.7%
Essent Group Ltd.(a)	54,630	1,667,308
HomeStreet, Inc.(a)	39,740	1,154,447
WSFS Financial Corp.	26,990	1,151,123
		3,972,878

		31,340,931

Information Technology – 18.9%
Communications Equipment – 4.3%
Extreme Networks, Inc.(a)	266,600	1,127,718
Finisar Corp.(a)	61,030	2,028,027
Infinera Corp.(a)	89,940	764,490
Mitel Networks Corp.(a)	215,060	1,550,583
NETGEAR, Inc.(a)	17,580	944,046

		6,414,864

Electronic Equipment, Instruments & Components – 2.7%
Anixter International, Inc.(a)	22,580	1,764,627
TTM Technologies, Inc.(a)	15,950	216,442
VeriFone Systems, Inc.(a)	27,380	462,448
Vishay Intertechnology, Inc.	101,990	1,545,148

		3,988,665

IT Services – 4.3%
Booz Allen Hamilton Holding Corp.	58,090	2,196,383
CSG Systems International, Inc.	36,930	1,643,385
Unisys Corp.(a)	112,350	1,668,397
Virtusa Corp.(a)	37,000	822,140

		6,330,305

AB SMALL CAP VALUE PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 5.1%
Advanced Micro Devices, Inc.(a)	140,030	$1,247,667
Cabot Microelectronics Corp.	17,380	1,035,500
Cypress Semiconductor Corp.	147,618	1,660,703
FormFactor, Inc.(a)	171,280	1,918,336
Integrated Device Technology, Inc.(a)	36,230	847,782
Photronics, Inc.(a)	83,680	836,800

		7,546,788

Software – 1.2%
Verint Systems, Inc.(a)	49,460	1,857,223

Technology Hardware, Storage & Peripherals – 1.3%
NCR Corp.(a)	48,010	1,860,388

		27,998,233

Industrials – 16.8%
Aerospace & Defense – 2.2%
Esterline Technologies Corp.(a)	20,610	1,812,649
Wesco Aircraft Holdings, Inc.(a)	100,790	1,486,653

		3,299,302

Air Freight & Logistics – 1.1%
Air Transport Services Group, Inc.(a)	53,010	858,762
Atlas Air Worldwide Holdings, Inc.(a)	17,260	852,644

		1,711,406

Airlines – 1.5%
SkyWest, Inc.	59,770	2,202,525

Commercial Services & Supplies – 2.0%
ABM Industries, Inc.	27,950	1,229,800
Viad Corp.	37,910	1,664,249

		2,894,049

Construction & Engineering – 3.3%
AECOM(a)	48,740	1,771,699
EMCOR Group, Inc.	16,720	1,159,866
Tutor Perini Corp.(a)	72,480	1,891,728

		4,823,293

Electrical Equipment – 2.2%
EnerSys	26,140	2,080,221
Regal Beloit Corp.	15,842	1,154,882

		3,235,103

Machinery – 2.3%
Oshkosh Corp.	34,720	2,430,400
SPX FLOW, Inc.(a)	31,500	987,210

		3,417,610

Road & Rail – 2.2%
Covenant Transportation Group, Inc. – Class A(a)	81,420	1,687,837
Saia, Inc.(a)	38,510	1,607,792

		3,295,629

		24,878,917

12	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 14.6%
Auto Components – 2.3%
Dana, Inc.	117,960	$1,992,344
Tenneco, Inc.(a)	24,350	1,435,433

		3,427,777

Diversified Consumer Services – 1.0%
Sotheby’s(a)	38,030	1,485,452

Hotels, Restaurants & Leisure – 2.4%
Bloomin’ Brands, Inc.	94,240	1,752,864
Red Robin Gourmet Burgers, Inc.(a)	34,050	1,751,872

		3,504,736

Household Durables – 0.8%
Ethan Allen Interiors, Inc.	33,500	1,155,750

Internet & Direct Marketing Retail – 1.3%
FTD Cos., Inc.(a)	79,500	1,817,370

Media – 2.3%
Regal Entertainment Group – Class A	63,120	1,446,079
Scholastic Corp.	44,430	1,958,919

		3,404,998

Multiline Retail – 0.9%
Big Lots, Inc.	26,700	1,351,287

Specialty Retail – 3.0%
Caleres, Inc.	54,270	1,776,800
Children’s Place, Inc. (The)	12,068	1,253,262
Citi Trends, Inc.	83,210	1,444,525

		4,474,587

Textiles, Apparel & Luxury Goods – 0.6%
Crocs, Inc.(a)	128,990	902,930

		21,524,887

Energy – 11.3%
Energy Equipment & Services – 3.8%
Oil States International, Inc.(a)	51,830	1,858,106
Patterson-UTI Energy, Inc.	74,120	1,976,780
RPC, Inc.(b)	86,380	1,734,510

		5,569,396

Oil, Gas & Consumable Fuels – 7.5%
Gulfport Energy Corp.(a)	58,270	1,496,956
Oasis Petroleum, Inc.(a)	115,290	1,725,891
QEP Resources, Inc.(a)	98,980	1,945,947
SM Energy Co.	51,050	2,034,853
Synergy Resources Corp.(a)	293,080	2,781,329
Western Refining, Inc.	31,720	1,137,797

		11,122,773

		16,692,169

AB SMALL CAP VALUE PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 4.9%
Health Care Providers & Services – 3.1%
LifePoint Health, Inc.(a)	24,320	$1,336,384
Molina Healthcare, Inc.(a)	33,870	1,790,369
WellCare Health Plans, Inc.(a)	10,350	1,418,157

		4,544,910

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	25,030	1,893,269

Pharmaceuticals – 0.5%
Horizon Pharma PLC(a)	41,700	825,660

		7,263,839

Real Estate – 4.7%
Equity Real Estate Investment Trusts (REITs) – 4.7%
Education Realty Trust, Inc.	39,270	1,594,362
Gramercy Property Trust	220,561	1,927,703
Kite Realty Group Trust	11,057	265,921
National Storage Affiliates Trust	77,700	1,599,066
Ramco-Gershenson Properties Trust	89,620	1,520,851

		6,907,903

Utilities – 2.6%
Electric Utilities – 2.0%
PNM Resources, Inc.	54,430	1,719,988
Portland General Electric Co.	31,460	1,308,736

		3,028,724

Gas Utilities – 0.6%
Southwest Gas Corp.	11,171	828,106

		3,856,830

Materials – 2.1%
Chemicals – 0.7%
Ingevity Corp.(a)	19,450	1,018,597

Containers & Packaging – 1.4%
Graphic Packaging Holding Co.	159,800	2,008,686

		3,027,283

Consumer Staples – 0.6%
Beverages – 0.6%
Cott Corp.	75,420	856,017

Total Common Stocks (cost $121,871,002)		144,347,009

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 4.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $6,452,085)	6,452,085	6,452,085

Total Investments Before Security Lending Collateral for Securities Loaned – 102.0% (cost $128,323,087)		150,799,094

14	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $977,580)	977,580	$977,580

Total Investments – 102.7% (cost $129,300,667)		151,776,674
Other assets less liabilities – (2.7)%		(3,992,843)

Net Assets – 100.0%		$147,783,831

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $121,871,002)	$144,347,009	(a)
Affiliated issuers (cost $7,429,665—including investment of cash collateral for securities loaned of $977,580)	7,429,665
Receivable for investment securities sold	1,184,820
Receivable for capital stock sold	510,000
Unaffiliated dividends and interest receivable	60,354
Affiliated dividends receivable	655

Total assets	153,532,503

Liabilities
Payable for investment securities purchased	4,509,736
Payable for collateral received on securities loaned	977,580
Advisory fee payable	138,236
Distribution fee payable	26,375
Transfer Agent fee payable	1,500
Accrued expenses	95,245

Total liabilities	5,748,672

Net Assets	$147,783,831

Composition of Net Assets
Capital stock, at par	$1,168
Additional paid-in capital	124,685,789
Distributions in excess of net investment income	(137,239)
Accumulated net realized gain on investment transactions	758,106
Net unrealized appreciation on investments	22,476,007

	$147,783,831

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$140,095,512	11,075,121	$12.65	*

C	$53,376	4,276	$12.48

Advisor	$7,634,943	600,656	$12.71

(a)	Includes securities on loan with a value of $1,075,605 (see Note E).

*	The maximum offering price per share for Class A shares was $13.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• AB SMALL CAP VALUE PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,727)	$1,093,196
Affiliated issuers	14,662
Securities lending income	21,284	$1,129,142

Expenses
Advisory fee (see Note B)	803,588
Distribution fee—Class A	243,600
Distribution fee—Class C	320
Transfer agency—Class A	21,122
Transfer agency—Class C	42
Transfer agency—Advisor Class	664
Custodian	89,136
Administrative	61,363
Audit and tax	59,004
Registration fees	55,303
Legal	41,891
Directors’ fees	24,468
Printing	18,792
Amortization of offering expenses	874
Miscellaneous	12,712

Total expenses	1,432,879
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(188,919)

Net expenses		1,243,960

Net investment loss		(114,818)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		871,663
Net change in unrealized appreciation/depreciation of investments		22,110,061

Net gain on investment transactions		22,981,724

Net Increase in Net Assets from Operations		$22,866,906

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(114,818)	$18,864
Net realized gain on investment transactions	871,663	218,286
Net change in unrealized appreciation/depreciation of investments	22,110,061	365,946

Net increase in net assets from operations	22,866,906	603,096
Dividends and Distributions to Shareholders from
Net investment income
Class A	(124,060)	(37)
Class C	– 0	–	(37)
Advisor Class	(5,961)	(11,255)
Net realized gain on investment transactions
Class A	(278,943)	– 0	–
Class C	(118)	– 0	–
Advisor Class	(13,832)	– 0	–
Capital Stock Transactions
Net increase	41,524,202	83,223,870

Total increase	63,968,194	83,815,637
Net Assets
Beginning of period	83,815,637	– 0	–

End of period (including distributions in excess of net investment income of ($137,239) and undistributed net investment income of $67,857, respectively)	$147,783,831	$83,815,637

(a)	Commencement of operations.

See notes to financial statements.

18	• AB SMALL CAP VALUE PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 3, 2014. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

AB SMALL CAP VALUE PORTFOLIO •	19

Notes to Financial Statements

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives

20	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB SMALL CAP VALUE PORTFOLIO •	21

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$144,347,009		$	– 0	–	$	– 0	–	$144,347,009
Short-Term Investments	6,452,085			– 0	–		– 0	–	6,452,085
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	977,580			– 0	–		– 0	–	977,580

Total Investments in Securities	151,776,674			– 0	–		– 0	–	151,776,674
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$151,776,674		$	– 0	–	$	– 0	–	$151,776,674

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due

22	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

AB SMALL CAP VALUE PORTFOLIO •	23

Notes to Financial Statements

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $106,382 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average

24	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $300,074 for the fiscal period ended November 30, 2015 and $1,186 for the year ended November 30, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the year ended November 30, 2016, such reimbursements/waivers amounted to $123,065. The Expense Caps may not be terminated by the Adviser before March 1, 2017.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $61,363.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $197 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of

AB SMALL CAP VALUE PORTFOLIO •	25

Notes to Financial Statements

June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund’s as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $2,656. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$3,420	$50,770	$47,738	$6,452	$7

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $885, of which $885 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

26	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$91,233,995		$51,576,301
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$129,488,998

Gross unrealized appreciation	$25,649,695
Gross unrealized depreciation	(3,362,019)

Net unrealized appreciation	$22,287,676

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion

AB SMALL CAP VALUE PORTFOLIO •	27

Notes to Financial Statements

of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $1,075,605 and had received cash collateral which has been invested into Government Money Market Portfolio of $977,580. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $21,284, $4,452 and $3,283 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended November 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $1,835. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the

28	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

Fund’s transactions in shares of AB Government Exchange Reserves for the period December 1, 2015 to June 23, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/23/16 (000)
$2,231	$18,493	$20,724	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to November 30, 2016 is as follows:

Market Value 06/24/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$27,551	$26,573	$978

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015	Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Class A
Shares sold	4,382,713	7,662,717	$46,407,365	$81,138,387

Shares issued in reinvestment of dividends and distributions	40,241	4	397,585	37

Shares redeemed	(839,456)	(171,098)	(8,522,123)	(1,688,228)

Net increase	3,583,498	7,491,623	$38,282,827	$79,450,196

Class C
Shares sold	2,298	4,376	$27,465	$45,213

Shares issued in reinvestment of dividends and distributions	8	3	82	37

Shares redeemed	(1,293)	(1,116)	(13,578)	(11,875)

Net increase	1,013	3,263	$13,969	$33,375

Advisor Class
Shares sold	385,925	880,093	$4,744,633	$8,876,897

Shares issued in reinvestment of dividends and distributions	1,997	1,083	19,792	11,255

Shares redeemed	(169,359)	(499,083)	(1,537,019)	(5,147,853)

Net increase	218,563	382,093	$3,227,406	$3,740,299

(a)	Commencement of operations.

AB SMALL CAP VALUE PORTFOLIO •	29

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2016 and the period ended November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$384,988	$11,329
Long-term capital gains	37,926	– 0	–

Total taxable distributions paid	$422,914	$11,329

30	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$946,438
Accumulated capital and other losses	(137,239	)(a)
Unrealized appreciation/(depreciation)	22,287,676	(b)

Total accumulated earnings/(deficit)	$23,096,875

(a)	At November 30, 2016, the Fund had a qualified late-year ordinary loss deferral of $137,239. This loss is deemed to arise on December 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to non-deductible offering costs and the redesignation of dividends resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment

AB SMALL CAP VALUE PORTFOLIO •	31

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.00	(d)
Net realized and unrealized gain on investment transactions	2.07	.66

Net increase in net asset value from operations	2.06	.66

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.05)	(.02)

Net asset value, end of period	$ 12.65	$ 10.64

Total Return
Total investment return based on net asset value(e)	19.52%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,096	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.43%	1.91	%^
Net investment income (loss)(c)	(.12)%	.02	%^
Portfolio turnover rate	51%	43%

See footnote summary on page 35.

AB SMALL CAP VALUE PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.56	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)	(.08)
Net realized and unrealized gain on investment transactions	2.05	.66

Net increase in net asset value from operations	1.96	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.04)	(.02)

Net asset value, end of period	$ 12.48	$ 10.56

Total Return
Total investment return based on net asset value(e)	18.62%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00%	2.00	%^
Expenses, before waivers/reimbursements	2.31%	4.26	%^
Net investment loss(c)	(.84)%	(.75	)%^
Portfolio turnover rate	51%	43%

See footnote summary on page 35.

34	• AB SMALL CAP VALUE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.02
Net realized and unrealized gain on investment transactions	2.09	.66

Net increase in net asset value from operations	2.10	.68

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.05)	(.02)

Net asset value, end of period	$ 12.71	$ 10.66

Total Return
Total investment return based on net asset value(e)	19.74%	6.83	%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,635	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.19%	3.55	%^
Net investment income(c)	.11%	.24	%^
Portfolio turnover rate	51%	43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principals generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB Small Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small Cap Value Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period December 3, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small Cap Value Portfolio (one of the series constituting AB Cap Fund, Inc.) at November 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period December 3, 2014 (commencement of operations) to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

36	• AB SMALL CAP VALUE PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2016. For corporate shareholders, 94.22% of dividends paid qualify for the dividends received deduction.

For the taxable period ended November 30, 2016, the Fund designates $379,166 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB SMALL CAP VALUE PORTFOLIO •	37

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James W. MacGregor(2), Vice President Joseph G. Paul(2), Vice President Shri Singhvi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• AB SMALL CAP VALUE PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB SMALL CAP VALUE PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2001)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	108	None

40	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2001)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB SMALL CAP VALUE PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

42	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB SMALL CAP VALUE PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

44	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB SMALL CAP VALUE PORTFOLIO •	45

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

James W. MacGregor 49	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2012.

Shri Singhvi 43	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2012.

Joseph G. Paul 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

46	• AB SMALL CAP VALUE PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

AB SMALL CAP VALUE PORTFOLIO •	47

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

48	• AB SMALL CAP VALUE PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and

AB SMALL CAP VALUE PORTFOLIO •	49

noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference

50	• AB SMALL CAP VALUE PORTFOLIO

for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB SMALL CAP VALUE PORTFOLIO •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

52	• AB SMALL CAP VALUE PORTFOLIO

AB Family of Funds

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCV-0151-1116

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2015	$61,500	$—	$17,690
	2016	$84,412	$—	$29,066
AB Small Cap Value	2015	$22,880	$—	$16,293
	2016	$31,404	$—	$24,686
AB Asia Ex—Japan Equity	2015	$—	$—	$—
	2016	$25,875	$—	$14,065

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2015	$232,935	$17,690
			$—
			$(17,690)
	2016	$435,516	$29,066
			$—
			$(29,066)
AB Small Cap Value	2015	$231,538	$16,293
			$—
			$(16,293)
	2016	$431,136	$24,686
			$—
			$(24,686)
AB Asia Ex—Japan Equity	2015	$—	$—
			$—
			$—
	2016	$420,515	$14,065
			$—
			$(14,065)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 27, 2017